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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C. (20549)

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 8, 2006

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                           ILINC COMMUNICATIONS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          DELAWARE                        1-13725               76-0545043
(STATE OR OTHER JURISDICTION      (COMMISSION FILE NUMBER)   (I.R.S. EMPLOYER
OF INCORPORATION OR ORGANIZATION)                           IDENTIFICATION NO.)

      2999 NORTH 44TH STREET, SUITE 650, PHOENIX, ARIZONA        85018
           (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)            (ZIP CODE)

                                 (602) 952-1200
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01 REGULATION FD DISCLOSURE

iLinc Communications, Inc. ("the Company") is hereby furnishing a slide presentation to be used by certain executive officers of the Company during a presentation as part of AeA Micro Cap Financial Conference on May 8, 2006 at 8:00 a.m. PDT in Monterey, California. The slide presentation is filed as
Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 7.01 and Exhibit 99.1 is being furnished, not filed. This information shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934 or incorporated by reference into any document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.

The following exhibit is filed herewith:


EXHIBIT NUMBER          DESCRIPTION
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99.1     Slide presentation given by certain executive officers of iLinc
         Communications, Inc. on May 8, 2006.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      iLINC COMMUNICATIONS, INC.


                                      By: /s/ James M. Powers, Jr.
                                         -------------------------------------
                                         President and Chief Executive Officer

Date: May 8, 2006

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                                  EXHIBIT INDEX

 EXHIBIT
 NUMBER    DESCRIPTION OF EXHIBITS
 ------    -----------------------

  99.1 Slide presentation given by certain executive officers of iLinc Communications, Inc. on May 8, 2006.